                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Marsh Supermarkets, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 MARSH (LOGO)
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 1, 1995

TO THE SHAREHOLDERS OF
MARSH SUPERMARKETS, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Marsh Supermarkets, Inc. (the "Corporation") will be held at the principal executive offices of the Corporation, 9800 Crosspoint Boulevard, Indianapolis, Indiana, on Tuesday, August 1, 1995, at 10 o'clock A.M. (Eastern Standard Time), for the following purposes:

          1. To elect three directors for terms of three years each and until their successors are duly elected and qualified;

          2. To consider and act upon a proposal to approve an amendment to the 1991 Employee Stock Incentive Plan; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Monday, June 5, 1995, as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting and at any adjournment thereof.

     You are cordially invited to attend this meeting. Whether or not you expect to attend the meeting, we encourage you to vote your shares by dating and signing the enclosed proxy and returning it as promptly as possible in the accompanying postage prepaid envelope.

     By order of the Board of Directors.

                                          MARSH SUPERMARKETS, INC.

                                          By: P. Lawrence Butt
                                              ---------------------------
                                              P. Lawrence Butt, Secretary

Indianapolis, Indiana
June 22, 1995

                            MARSH SUPERMARKETS, INC.
                           9800 CROSSPOINT BOULEVARD
                        INDIANAPOLIS, INDIANA 46256-3350

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 1, 1995

     This Proxy Statement and the accompanying proxy are being mailed to shareholders of Marsh Supermarkets, Inc. (the "Corporation") in connection with the solicitation of the enclosed proxy by and on behalf of the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held pursuant to the accompanying Notice of Annual Meeting, and at any adjournment of such meeting. This Proxy Statement and the accompanying proxy are being first mailed to shareholders on or about June 22, 1995.

                               VOTING SECURITIES

     At June 5, 1995, the Corporation had outstanding 3,879,123 shares of Class A Common Stock and 4,588,415 shares of Class B Common Stock. Each share of Class A Common Stock entitles its owner to one vote upon each matter to come before the Annual Meeting. Shares of Class B Common Stock are non-voting with respect to the matters before the Annual Meeting. Only Class A Common Stock shareholders of record at the close of business on Monday, June 5, 1995, will be entitled to vote at the Annual Meeting and at any adjournment thereof.

                   PROXY, VOTING AND METHOD OF COUNTING VOTES

     When the enclosed proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting and at any adjournment thereof as directed by the shareholder executing the proxy, unless it is earlier revoked. If no directions are given on the proxy with respect to any particular matter to be acted upon at the Annual Meeting, the shares represented by the proxy will be voted in favor of such matter. Shares represented by proxies which are marked "abstain" with respect to any matter before the Annual Meeting will be considered only for the purpose of determining the presence of a quorum at the meeting, but will neither be counted nor have any effect on the vote with respect to such matter, except that with respect to the amendment of the 1991 Employee Stock Incentive Plan, an abstention will have the same effect as a vote "against", since a majority of the shares present at the Annual Meeting is necessary for the approval of Proposal 2. Similarly, shares beneficially owned by persons who do not provide voting instructions on a matter before the Annual Meeting with respect to which a broker is prohibited from exercising discretionary authority will be deemed present at the meeting for quorum purposes, but will not be included in the vote total with respect to such matter. Brokers are not prohibited from exercising discretionary authority with respect to each of the matters before the Annual Meeting except to the extent they receive instructions to the contrary from their clients at least 10 days prior to the Annual Meeting. Any shareholder executing and delivering a proxy has the right to revoke it at any time before the authority granted thereby is exercised by the due execution of another proxy bearing a later date or by written notice to the Secretary of the Corporation. Shareholders who are present in person at the Annual Meeting may revoke their proxy and vote in person if they so desire.

                            SOLICITATION OF PROXIES

     This solicitation of proxies is being made by the Board of Directors of the Corporation and the expenses thereof will be borne by the Corporation. The principal solicitation is being made by mail; however, additional solicitations may be made by telephone, telegraph, telecopier or personal interview by officers of the Corporation who will not be additionally compensated therefor, and by D.F. King & Co., Inc., which has been engaged to distribute proxies and solicit votes for a fee estimated not to exceed $3,000, plus reimbursement of out-of-pocket expenses. The Corporation expects to reimburse brokerage houses, banks and other fiduciaries for reasonable expenses of forwarding proxy material to beneficial owners.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Corporation's Board of Directors consists of nine members, each of whom is elected to serve for a term of three years. Three directors will be elected at the Annual Meeting to serve until the Annual Shareholders Meeting in 1998 and until their successors are duly elected and qualified. Proxies representing shares of Class A Common Stock held on the record date which are returned duly executed will be voted, unless otherwise specified, in favor of the three nominees for the Board of Directors named below. All such nominees are members of the present Board of Directors and were elected as directors at the 1992 Annual Shareholders Meeting. All nominees have consented to serve if elected, but should any nominees be unavailable to serve (which event is not anticipated), the persons named in the proxy intend to vote for such substitute nominee as the Board of Directors may recommend. The nominees shall be elected by a plurality of the votes cast in the election by the holders of the Class A Common Stock represented and entitled to vote at the Annual Meeting, assuming the existence of a quorum.

     Biographical and other information for each nominee and for each incumbent director is set forth below:

                          NAME, AGE, PRINCIPAL OCCUPATION                             DIRECTOR
                              AND BUSINESS EXPERIENCE                                  SINCE
- ------------------------------------------------------------------------------------  --------

     NOMINEES FOR DIRECTOR TO SERVE UNTIL THE 1998 ANNUAL MEETING:

JACK E. BUCKLES, 68.................................................................    1972
  Partner, Beasley Gilkison Retherford Buckles & Clark, Attorneys at Law, Muncie,
  Indiana. See Note (3).
K. CLAY SMITH, 57...................................................................    1989
  President and Chief Executive Officer, Underwood Machinery Transport Company,
  Inc., Indianapolis, Indiana (a heavy equipment transport company); director,
  Bindley-Western Industries, Inc., Indianapolis, Indiana (a wholesale pharmaceutical distributor). See Notes (1) and (2).
GARNET R. MARSH, 84.................................................................    1977
  Widow of Ermal W. Marsh, founder of the Corporation; mother of Don E. Marsh, C.
  Alan Marsh and William L. Marsh.

     INCUMBENT DIRECTORS PREVIOUSLY ELECTED TO SERVE UNTIL THE 1996 ANNUAL MEETING:
CHARLES R. CLARK, 61................................................................    1978
  Partner, Beasley Gilkison Retherford Buckles & Clark, Attorneys at Law, Muncie,
  Indiana. See Note (1).
C. ALAN MARSH, 53...................................................................    1968
  Vice Chairman of the Board and Senior Vice President, Corporate Development, of
  the Corporation; son of Garnet R. Marsh and brother of Don E. Marsh and William L.
  Marsh. See Note (1).
JAMES K. RISK, III, 53..............................................................    1986
  President and Chief Executive Officer, Kirby Risk Supply Co., Inc., Lafayette,
  Indiana (a wholesale electrical equipment distributor); director, Bindley-Western
  Industries, Inc., Indianapolis, Indiana (a wholesale pharmaceutical distributor).
  See Note (3).

     INCUMBENT DIRECTORS PREVIOUSLY ELECTED TO SERVE UNTIL THE 1997 ANNUAL MEETING:
DON E. MARSH, 57....................................................................    1959
  Chairman of the Board, President and Chief Executive Officer of the Corporation;
  son of Garnet R. Marsh and brother of C. Alan Marsh and William L. Marsh;
  director, Indiana Energy Incorporated, Indianapolis, Indiana (a gas utility company); director, National City Bank, Indiana, Indianapolis, Indiana; director,
  Nash-Finch Company, Minneapolis, Minnesota (a supermarket chain). See Notes (1),
  (2) and (4).
WILLIAM L. MARSH, 51................................................................    1991
  Vice-President - General Manager, Property Management, of the Corporation; son of
  Garnet R. Marsh and brother of Don E. Marsh and C. Alan Marsh.

                          NAME, AGE, PRINCIPAL OCCUPATION                             DIRECTOR
                              AND BUSINESS EXPERIENCE                                  SINCE
- ------------------------------------------------------------------------------------  --------
STEPHEN M. HUSE, 52.................................................................    1985
  President and Chief Executive Officer, Huse Food Group, Incorporated, Bloomington,
  Indiana (a retail restaurant management company); director, Society National Bank,
  Central Indiana District, Indianapolis, Indiana; director, Signature Inn, Inc.,
  Indianapolis, Indiana (a regional motel chain). See Notes (1), (2) and (3).

- ---------------

(1) Member of the Audit Committee.
(2) Member of the Executive Committee.
(3) Member of the Salary Committee.
(4) Since April 2, 1994, the largest aggregate amount of indebtedness outstanding and owed by Don E. Marsh to the Corporation was $248,292, which is the principal amount of, and accrued interest at the rate of 6% per annum on, a loan which the Salary Committee authorized the Corporation to make to Mr. Marsh and to other optionees under the 1980 Marsh Stock Plan to fund the exercise of options granted under such plan which would have expired on May 31, 1993. The loan was due May 28, 1995, but has been extended by the Salary Committee to May 28, 1998.

COMMITTEES OF THE BOARD

     The Board of Directors has standing Executive, Audit and Salary committees, membership in which is indicated in the preceding table, but does not have a nominating committee. During the fiscal year 1995, the Board of Directors held four meetings, the Audit Committee held three meetings, and the Salary Committee held two meetings. The Executive Committee did not hold any formal meetings during the fiscal year. All directors, other than Garnet R. Marsh, attended at least 75% of the aggregate of all Board meetings and committee meetings of which they were members during the fiscal year.

     The Executive Committee is empowered to exercise authority over the affairs of the Corporation during intervals between meetings of the Board of Directors. The Audit Committee reviews matters involving the work of independent auditors and is responsible for their selection, subject to the approval of the Board of Directors.

     The Salary Committee, composed entirely of directors who are not employees of the Corporation, reviews and approves the compensation policies and actions affecting officers, employment and severance arrangements, benefits awarded under the Corporation's incentive plans, such as the Management Incentive Plan and the 1991 Employee Stock Incentive Plan, and determines participation in the Executive Life Insurance Plan and the Supplemental Retirement Plan.

COMPENSATION OF DIRECTORS

     Each member of the Board of Directors who is not an employee of the Corporation or any of its subsidiaries (an "Outside Director") received an annual retainer of $20,000 during the fiscal year. The Chairman of each standing committee of the Board of Directors who is an Outside Director also received an additional fee of $5,000 for serving in that capacity. A director may elect to have all or a portion of the foregoing fees deferred under a deferred compensation plan offered by the Corporation.

     Each Outside Director who was serving on the Board of Directors on August 4, 1992, or who is first elected to the Board of Directors thereafter, is entitled to a one-time grant of 500 shares of restricted Class B

Common Stock of the Corporation under the 1992 Stock Option Plan for Outside Directors approved by the shareholders at the 1992 Annual Shareholders Meeting. The 1992 Stock Option Plan also provides for the granting of non-qualified stock options for 1,500 shares of Class B Common Stock upon each election of an Outside Director to the Board of Directors during the term of the Plan, which expires in 2002.

     A director who is not an Outside Director does not receive any fee for serving as a director, Chairman of the Board, or Chairman of any standing committee and is not eligible to receive grants of either restricted stock or options under the 1992 Stock Option Plan for Outside Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. C. Alan Marsh owns 50% of the equity securities of Jorjess, Inc., a bakery company which supplied the Corporation with $152,736 of products in the ordinary course of business during fiscal year 1995 at prices no less favorable than the Corporation could have obtained from unaffiliated third parties. Mr. Marsh also owns a 17.5% interest in McWheel Properties, LLC, a limited liability company from which the Corporation has agreed to lease a new supermarket in Muncie, Indiana upon terms no less favorable than could have been obtained from unaffiliated third parties.

     Mr. Don E. Marsh owns controlling interest in Maison Blanche which provided $37,450 of chartering services to the Corporation in fiscal year 1995 upon terms which were no less favorable than those which could have been negotiated with an unaffiliated chartering company.

     See succeeding paragraphs and footnote 4 to the preceding table regarding nominees and incumbent directors for information regarding other relationships and related transactions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Jack E. Buckles is a director of the Corporation and a partner in the law firm of Beasley Gilkison Retherford Buckles & Clark, which the Corporation has retained and intends to continue to retain.

     Mr. James K. Risk, III, is a director of the Corporation and President and Chief Executive Officer of Kirby Risk Supply Co., Inc., a wholesale electrical equipment distributor from whom the Corporation purchased $331,328 of electrical supplies in the ordinary course of business during fiscal year 1995 upon terms no less favorable than the Corporation could have obtained from unaffiliated third parties.

     Mr. Stephen M. Huse, a director of the Corporation and President and Chief Executive Officer of Huse Food Group, Incorporated, purchased .76 acre of residual real estate from a subsidiary of the Corporation at the appraised value of $455,864.

                      PROPOSAL 2: TO APPROVE AN AMENDMENT
                     TO 1991 EMPLOYEE STOCK INCENTIVE PLAN

     The 1991 Employee Stock Incentive Plan (the "1991 Plan") was originally adopted by the shareholders in May 1991 and was subsequently amended and restated. The 1991 Plan initially authorized for issuance 300,000 shares of either Class A Common Stock or Class B Common Stock, or any combination thereof (collectively, the "Common Stock"). At April 1, 1995, there were approximately 12,200 shares of Common Stock available for issuance under the 1991 Plan.

     The Salary Committee (the "Committee"), which consists entirely of Outside Directors, reviewed the Corporation's stock-based incentive compensation plans and concluded that the number of shares available for distribution under the 1991 Plan did not authorize sufficient number of shares of Common Stock to provide flexibility with respect to equity-based incentive compensation. The Committee and the Board of Directors believe that an important element of officer and key employee compensation is equity-based incentive compensation. Such compensation advances the interest of the Corporation by encouraging, and providing for, the acquisition of equity interests in the Corporation by officers and key employees, thereby providing substantial motivation for superior performance. In order to provide the Committee with the ability to continue utilizing equity-based incentive compensation strategies during the remaining years of the 1991 Plan, which expires in 2001, the Board of Directors at its May 1995 meeting, upon recommendation of the Committee, proposed the adoption, subject to shareholder approval, of an amendment to the 1991 Plan (i) to increase the number of shares of Common Stock reserved for distribution under the 1991 Plan from 300,000 shares to 750,000 shares, and (ii) to impose limits on the number of shares with respect to which any employee may be granted equity-based compensation in any fiscal year to 75,000 shares and in the aggregate under the 1991 Plan to 150,000 shares. The Board of Directors believes that the approval of the amendment is essential to further the long-term stability and financial success of the Corporation by attracting, motivating and retaining qualified key employees through the use of stock incentives.

     Under the Omnibus Budget Reconciliation Act of 1993 ("OBRA") compensation expense with respect to stock options, stock appreciation rights ("SARs") and other stock-based awards having an exercise price that is greater than or equal to the fair market value of the underlying stock at the time of grant are exempt from the $1,000,000 limitation on the deductibility if, among other things, the options or SARs are granted pursuant to a plan approved by shareholders which contains a per person limitation on the number of shares underlying stock-based awards which may be granted during a specific period to a particular executive. If the proposed amendment to the 1991 Plan is approved by the shareholders at the Annual Meeting, it is anticipated that awards of such stock-based compensation to executive officers will not be subject to the limitations of OBRA.

     The full text of the proposed amendment to the 1991 Plan (the "Amendment") is attached as Exhibit A to this Proxy Statement. If approved by the shareholders at the Annual Meeting, the Amendment will become effective immediately.

SUMMARY OF THE AMENDMENT

     The Amendment increases the number of shares of Common Stock which may be issued upon the exercise of options or for issuance of SARs, restricted stock awards, or other stock-based awards (as defined in the 1991 Plan) by 450,000 shares. As amended, the 1991 Plan will continue to provide for appropriate adjustment in the number of shares in the event of a stock dividend, merger or the like.

     In order to exclude the value of options and SARs from the limitations on the federal tax deductibility of compensation paid to certain executive officers, OBRA and applicable temporary regulations thereunder require that the plan under which such awards are granted must be approved by shareholders and contain a per person limitation on the number of options or SARs which may be granted during a specific period to a particular executive. Accordingly, the number of options and SARs which may be granted to any individual under the 1991 Plan after adoption of the Amendment will be limited to 75,000 shares in any fiscal year and to an aggregate of 150,000 shares under the 1991 Plan.

SUMMARY OF MATERIAL PROVISIONS OF THE 1991 PLAN

     The following is a summary of the material provisions of the 1991 Plan, as proposed to be amended:

          Shares. The 1991 Plan will be amended to authorize 450,000 additional shares of either Class A Common Stock or Class B Common Stock, or any combination thereof, or approximately 5.3% of the Common Stock outstanding as of June 5, 1995. These shares are in addition to the 300,000 shares of Common Stock initially reserved for issuance under the 1991 Plan when it was adopted in 1991. Shares awarded under the 1991 Plan may be composed of, in whole or in part, authorized and unissued shares or treasury shares of Class A Common Stock and Class B Common Stock. Any number of shares of Common Stock may be awarded so long as the total of such shares do not exceed 750,000 shares. If shares subject to an option under the 1991 Plan cease to be subject to such option, if shares under the 1991 Plan are forfeited, or otherwise terminate without a payment being made to the participant in the form of Common Stock, or if cash is paid upon exercise of an option granted with a stock appreciation right, such shares will again be available for future distribution under the 1991 Plan.

          Participation. 1991 Plan awards may be made to key employees, including officers, of the Corporation, its subsidiaries and affiliates, but may not be granted to any director who is a member of the committee designated to administer the 1991 Plan or to any other director unless the director is also a key employee of the Corporation, its subsidiaries or affiliates. The 1991 Plan, as amended, imposes no limit on the number of officers and other key employees to whom awards may be made, but no employee is eligible for awards relative to shares of Common Stock which exceeds 75,000 shares in any fiscal year or 150,000 shares in the aggregate under the 1991 Plan. The number of officers and other key employees currently eligible for awards pursuant to the 1991 Plan is approximately 38.

          Administration. The 1991 Plan is administered by a committee of no less than three disinterested individuals appointed by the Board of Directors. The 1991 Plan is currently administered by the Committee which is comprised of three Outside Directors.

          Awards under the 1991 Plan. The Committee will have the authority to grant the following types of awards under the 1991 Plan: (1) stock options;
     (2) stock appreciation rights; (3) restricted stock; (4) deferred stock;
     (5) stock purchase rights; and/or (6) other stock-based awards.

     1. Stock Options. Incentive stock options ("ISO") and non-qualified stock options may be granted for such number of shares as the Committee shall determine and may be granted alone or in conjunction with, or in tandem with, other awards under the 1991 Plan and/or cash awards outside the 1991 Plan, but subject to the per person limitation on awards.

     A stock option will be exercisable at such times and subject to such terms and conditions (including vesting) as the Committee will determine and over a term to be determined by the Committee, which term shall be no more than ten years after the date of grant. The option price for any ISO will not be less than 100% (110% in the case of certain 10% shareholders) of the fair market value of the Class A Common Stock or Class B Common Stock as of the date of grant and for any non-qualified stock option will not be less than 50% of the fair market value as of the date of grant. Although the 1991 Plan, as previously approved by the shareholders, permits the Committee to grant non-qualified stock options exercisable at less than fair market value on the date of grant but not below 50% of such fair market value, the Committee has not done so and has no current intention of doing so. Payment of the option price (in the case of an ISO) may be made in cash, or, as determined by the Committee, by unrestricted Common Stock having a fair market value equal to the option price. For non-qualified stock options, payment, as determined by the Committee, may also be made in the form of restricted or deferred stock, and a cash award may be included to defray the recipient's federal income taxes on account of exercise of the non-qualified stock option.

     Upon termination of a participant's employment for cause, such employee's stock options will terminate. If employment is involuntarily terminated without cause, stock options will be exercisable for three months following termination or until the end of the option period, whichever is shorter. Upon a voluntary termination of employment, the employee's stock option will terminate, except that the Committee shall have the right to extend the exercise period for up to three months following such voluntary termination. On the disability or retirement of an employee, stock options will be exercisable within the lesser of the remainder of the option period or three years from the date of disability or retirement (or such shorter period as may be specified by the Committee). Upon the death of an employee, stock options will be exercisable by the deceased employee's representative within the lesser of the remainder of the option period or one year from the date of the employee's death. Unless otherwise determined by the Committee, only options which are exercisable on the date of termination, death, disability or retirement may be subsequently exercised.

     2. Stock Appreciation Rights. SARs may be granted in conjunction with all or part of a stock option and will be exercisable only when the underlying stock option is exercisable. Once an SAR has been exercised, the related portion of the stock option underlying the SAR will terminate.

     Upon the exercise of an SAR, the Committee will pay to the employee in cash or Common Stock, or any combination thereof (the method of payment to be at the discretion of the Committee), an amount of money equal to the excess between the fair market value of the stock on the exercise date and the option price, multiplied by the number of SARs being exercised.

     In addition to the foregoing SARs, the Committee may grant limited SARs which will be exercisable only in the event of a change of control or potential change of control of the Corporation, as defined in the 1991 Plan. In awarding SARs or limited SARs, the Committee may provide that in the event of a change of control or a potential change of control of the Corporation, SARs or limited SARs may be cashed-out on the basis of the change in control price, as defined in the 1991 Plan.

     3. Restricted Stock. Restricted stock may be granted alone or in conjunction with, or in tandem with, other awards under the 1991 Plan and may be conditioned upon the attainment of specific performance goals or such other factors as the Committee may determine. The provisions attendant to a grant of restricted stock may vary from participant to participant.

     In making an award of restricted stock, the Committee will determine the periods during which the stock is subject to forfeiture, and may grant such stock at a purchase price equal to or less than the par value of the Class A Common Stock or the Class B Common Stock.

     During the restriction period, the employee may not sell, transfer, pledge, or assign the restricted stock. The certificate evidencing the restricted stock will remain in the possession of the Corporation until the restrictions have lapsed.

     Upon the termination of a participant's employment for any reason during the restriction period, all shares of restricted stock either will vest or be subject to forfeiture, in accordance with the terms and conditions of the initial award. During the restriction period, the employee will have the right to vote the restricted stock and to receive any cash dividends. At the time of the award, the Committee may require the deferral and reinvestment of any cash dividends in the form of additional shares of restricted stock. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant.

     4. Other Stock-Based Awards. The Committee may also grant other types of awards that are valued, in whole or in part, by reference to or otherwise based on the Corporation's Class A Common Stock or Class B Common Stock. These awards may be granted alone or in conjunction with, or in tandem with, stock options, SARs and restricted stock. Such awards will be made upon terms and conditions as the Committee may in its discretion provide.

     Change in Control Provisions. If there is a change in control or a potential change in control, any SARs and stock options which are not then exercisable will become fully exercisable and vested. Similarly, the restrictions applicable to the restricted stock and other stock-based awards will lapse and such shares and awards will be deemed fully vested. Stock options, SARs, limited SARs, restricted stock and other stock-based awards, will, unless otherwise determined by the Committee in its sole discretion, be cashed-out on the basis of the change in control price described below.

     The change in control price will be the highest per share price paid in any transaction reported on the NASDAQ National Market System or such other exchange or market as is the principal trading market for the Class A Common Stock or the Class B Common Stock or paid, or offered to be paid in any bona fide transaction relating to a potential actual change in control of the Corporation, at any time during the immediately preceding 60 day period as defined by the Committee. A change in control occurs if (i) any person becomes a beneficial owner directly or indirectly of 35% or more of the total voting stock of the Corporation (subject to certain exceptions), (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination or similar transaction, less than a majority of the combined voting power of the then outstanding securities of the Corporation are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors immediately prior to such transaction, or (iii) during any period of two consecutive years, individuals which at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof (unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period). A potential change in control means
(a) approval by the shareholders of an agreement, which, if completed, would constitute a change in control, or (b) the acquisition by a person of 5% or more of the total voting stock of the Corporation and the adoption by the Board of Directors that a potential change of control, as defined in the 1991 Plan has occurred.

     Amendments. The 1991 Plan may be amended by the Board of Directors, except that the Board may not, without the approval of the Corporation's shareholders, increase the number of shares available for distribution, change the pricing rules applicable for stock options or stock purchase rights, change the class of employees eligible to receive awards under the 1991 Plan, or extend the term within which awards must be granted.

     Term. No stock option, SAR, restricted stock award, deferred stock award, stock purchase right or other stock-based award may be granted on or after May 2001.

     Adjustments. In the case of a stock split, stock dividend, reclassification, recapitalization, merger, reorganization, or other change in the Corporation's structure affecting the Common Stock, appropriate adjustments will be made by the Committee, in its sole discretion, in the number of shares reserved under the 1991 Plan and in the number of shares covered by options and other awards then outstanding under the 1991 Plan and, where applicable, the exercise price for awards under the 1991 Plan.

     Federal Income Tax Aspects. The following is a brief summary of the federal income tax aspects of awards made under the 1991 Plan based on the federal income tax laws currently in effect. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     1. Incentive Stock Options. No taxable income is realized by the participant upon the grant or exercise of an ISO. If Common Stock is issued to a participant pursuant to an exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then (i) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain, and any loss sustained will be a capital loss, and (ii) no deduction will be allowed to the Corporation for federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a qualifying disposition of the shares received upon exercise.

     If Common Stock acquired upon exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on disposition of the shares) over the option price paid for such shares, and (ii) the Corporation will be entitled to deduct any such recognized amount. Any further gain or loss realized by a participant will be taxed as short-term or long-term gain or loss, as the case may be, and will not result in any deduction by the Corporation.

     Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of the participant's employment, the option will generally be taxed as a non-qualifying stock option.

     2. Non-Qualified Stock Options. Except as noted below, with respect to non-qualified stock options: (i) no income is realized by the participant at the time the option is granted; (ii) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and the Corporation will be entitled to a tax deduction of the same amount; and (iii) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares. See "Restricted Stock" for the tax rules applicable where the spread value of an option is settled in an award of restricted stock.

     3. Stock Appreciation Rights. No income will be realized by a participant in connection with the grant of an SAR. When the SAR is exercised, the participant will generally be required to include as taxable ordinary income in the year of exercise, an amount equal to the amount of cash and the fair market value of any shares received. The Corporation will be entitled to a deduction at the time and in the amount included in the participant's income by reason of the exercise. If the participant receives Common Stock upon exercise of an SAR, the post-exercise appreciation or depreciation will be treated in the same manner discussed above under "Non-Qualified Stock Options".

     4. Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under
Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund, or loss, for tax purposes only, in an amount equal to the purchase price of the forfeited shares regardless of whether the participant made a Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether the participant has a long-term or short-term capital gain or loss generally begins when the restriction period expires and the tax basis for such shares will generally be based on the fair market value of such shares on such date. However, if the participant makes an election under Section 83(b), the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of the shares on such date (determined without regard to the restrictions), and the Corporation generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.

     5. Dividends and Dividend Equivalents. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant, and will be deductible by the Corporation. If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by the Corporation.

     6. Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted stock, or in a manner not described herein.

     The following table provides information as to awards made under the 1991 Plan in fiscal year 1995. The dollar value is based on the closing price per share of the Class B Common Stock on April 1, 1995, less the exercise price per share under the award. No SARs, restricted stock or other stock-based awards were granted during fiscal year 1995.

                         FISCAL YEAR 1995 PLAN BENEFITS
                       1991 EMPLOYEE STOCK INCENTIVE PLAN

                                                                  DOLLAR VALUE OF
                                                                  ALL STOCK-BASED          STOCK
                                                                  AWARDS GRANTED          OPTIONS
                       NAME AND POSITION                              ($)(1)            GRANTED(2)
- ----------------------------------------------------------------  ---------------       -----------
Don E. Marsh,
  Chairman of the Board, President & Chief Executive Officer....     $  30,000             24,000
C. Alan Marsh,
  Vice Chairman of the Board & Senior Vice President, Corporate
  Development...................................................     $  15,000             12,000
Ronald R. Walicki,
  President & Chief Operating Officer, Supermarket Division.....     $  14,375             11,500
David M. Redden,
  President & Chief Operating Officer, Village Pantry
  Division......................................................     $  13,125             10,500
William L. Marsh,
  Vice President - General Manager, Property Management.........     $   9,375              7,500
All executive officers as a group (10 persons)..................     $ 114,125             91,300
Non-executive officer employee group............................     $  48,125             38,500

- ---------------

(1) The dollar value of the options granted in fiscal year 1995 are calculated by determining the difference between the fair market value of the Class B Common Stock underlying the options at April 1, 1995 and the exercise price.
(2) All options granted during fiscal year 1995 were to purchase Class B Common Stock.

CONCLUSION AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors believes it is in the best interest of the Corporation and its shareholders to adopt the Amendment to help attract and retain key employees and to further the identity of their interests with those of the Corporation's shareholders generally, and to conform the terms of the 1991 Plan to the requirements of performance-based compensation under OBRA.

     The affirmative vote of the holders of a majority of the shares of Class A Common Stock represented (in person or by proxy) at the Annual Meeting is required to approve the Amendment. The Board of Directors unanimously recommends a vote FOR Proposal 2.

                  SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN
                               BENEFICIAL OWNERS

MANAGEMENT'S STOCK OWNERSHIP

     The following table sets forth, as of June 5, 1995, certain information regarding the beneficial ownership of the Corporation's Common Stock by all directors and nominees, by the Named Officers, and by all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power over the shares of Class A Common Stock and the Class B Common Stock listed as beneficially owned by such person.

                                                  NUMBER AND NATURE OF          PERCENT OF CLASS
                                                  BENEFICIAL OWNERSHIP           OUTSTANDING(1)
                                                  ---------------------       ---------------------
                      NAME                        CLASS A       CLASS B       CLASS A       CLASS B
- ------------------------------------------------  -------       -------       -------       -------
Jack E. Buckles.................................    2,125         3,125(2)
Charles R. Clark................................      375         1,750(3)
Stephen M. Huse.................................      589           874
C. Alan Marsh...................................  223,705(4)    235,943(4)       5.8%          5.1%
Don E. Marsh....................................  350,422(5)    358,384(5)       9.0%          7.8%
Garnet R. Marsh.................................  285,912(6)    333,760(6)       7.4%          7.3%
William L. Marsh................................  340,899(7)    274,689(7)       8.8%          6.0%
James K. Risk...................................      225         1,475
K. Clay Smith...................................      500         2,500(2)
Ronald R. Walicki...............................   26,716(8)     37,050(8)
David M. Redden.................................   16,909(9)     24,333(9)
All directors and executive officers as a group
  (16 persons)..................................  784,672(10)   863,081(10)     20.2%         18.8%

- ---------------

 (1) Percentages less than 1% of the outstanding shares of each class of Common Stock are not shown.
 (2) Includes options to acquire 1,500 shares of Class B Common Stock which are currently exercisable.
 (3) Includes options to acquire 750 shares of Class B Common Stock which are currently exercisable.
 (4) Includes 113,343 shares owned by one of the trusts described in Note (2) above with respect to which C. Alan Marsh is a co-trustee. Also includes options to acquire 20,525 shares of Class A Common Stock and 32,450 shares of Class B Common Stock which are currently exercisable.
 (5) Includes 5,466 shares of Class A Common Stock and 3,312 shares of Class B Common Stock owned by members of immediate family, 9,878 shares of Class A Common Stock and 1,140 shares of Class B Common Stock with respect to which Don E. Marsh is trustee, and 113,343 shares owned by one of the trusts described in Note (2) above with respect to which Don E. Marsh is a co-trustee. Also includes options to acquire 35,250 shares of Class A Common Stock and 57,000 shares of Class B Common Stock which are currently exercisable.
 (6) Includes 267,993 shares owned by three trusts of which Garnet R. Marsh is either the life tenant or income beneficiary. Don E. Marsh, C. Alan Marsh and William L. Marsh each has a one-third remainder interest in each of the foregoing trusts, subject to the life estate of Garnet R. Marsh in two of the trusts, and share voting and investment powers with respect to 113,343 shares in one of such trusts with Garnet R. Marsh as co-trustees. William
     L. Marsh is a co-trustee of one of the other trusts. Also includes options to acquire 1,500 shares of Class B Common Stock which are currently exercisable.

(7) Includes 1,000 shares of Class A Common Stock and 135 shares of Class B Common Stock owned by members of immediate family and 253,743 shares owned by two of the trusts described in Note (2) above with respect to which William L. Marsh is a co-trustee. Also includes options to acquire 11,725 shares of Class A Common Stock and 18,925 shares of Class B Common Stock which are currently exercisable.
 (8) Includes options to acquire 17,350 shares of Class A Common Stock and 27,775 shares of Class B Common Stock which are currently exercisable.
 (9) Includes options to acquire 8,325 shares of Class A Common Stock and 17,025 shares of Class B Common Stock which are currently exercisable.
(10) Includes options to acquire 101,600 shares of Class A Common Stock and 174,050 shares of Class B Common Stock which are currently exercisable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Corporation, as of June 5, 1995, other than Garnet
R. Marsh*, Don E. Marsh*, C. Alan Marsh* and William L. Marsh* whose security ownership is listed in the preceding table, the only other beneficial owner of more than 5% of the outstanding shares of Class A Common Stock is set forth in the following table:

                                                       PERCENT OF
                                                        CLASS A
   NAME AND ADDRESS OF       AMOUNT AND NATURE OF     COMMON STOCK
    BENEFICIAL OWNER         BENEFICIAL OWNERSHIP     OUTSTANDING
- -------------------------    --------------------     ------------
GREAT AMERICAN INSURANCE        706,844 shares(1)         18.2%
  COMPANY,
  c/o American Financial
  Corporation
  One East Fourth Street
  Cincinnati, Ohio

- ---------------

  * Mailing address is 9800 Crosspoint Boulevard, Indianapolis, Indiana.
(1) As reflected in Schedule 13D, dated March 18, 1983, as amended by Amendment No. 1 thereto, dated March 23, 1983, Amendment No. 2 thereto, dated July 30, 1986, Amendment No. 3 thereto, dated November 1, 1991, and Amendment No. 4 thereto, dated January 14, 1992, filed by American Financial Corporation and Carl H. Lindner with the Securities and Exchange Commission.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation paid or distributed by the Corporation for services in all capacities for fiscal years ended March 27, 1993, April 2, 1994 and April 1, 1995, to the Chief Executive Officer and each of the other four (4) most highly compensated executive officers of the Corporation whose compensation exceeded $100,000 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                           COMPENSATION
                                                   ANNUAL COMPENSATION                        AWARDS
                                     -----------------------------------------------   ---------------------    ALL OTHER
    NAME AND PRINCIPAL      FISCAL                                   OTHER ANNUAL      SECURITIES UNDERLYING   COMPENSATION
         POSITION            YEAR    SALARY($)(A)   BONUS($)(B)   COMPENSATION($)(C)     OPTIONS/SARS (#)       (D)(E)($)
- --------------------------  ------   ------------   -----------   ------------------   ---------------------   ------------
Don E. Marsh,
  Chairman of the Board;     1995      $525,000      $  75,000          $8,529         Class B      24,000       $ 23,992
  Director; President &      1994      $516,635      $       0          $7,408         Class B         0         $ 23,247
  Chief Executive Officer    1993      $485,000      $  84,875          $6,539         Class B         0         $ 27,430
C. Alan Marsh,
  Director; Vice Chairman
  of the Board and Senior    1995      $253,846      $  25,000          $5,042         Class B      12,000       $ 16,242
  Vice President,            1994      $301,442      $       0          $6,550         Class B         0         $ 17,973
  Corporate Development      1993      $275,000      $  48,125          $5,782         Class B         0         $ 25,926
Ronald R. Walicki,
  President & Chief          1995      $250,000      $  22,115          $6,343         Class B      11,500       $ 19,427
  Operating Officer          1994      $254,808      $  27,885          $7,361         Class B         0         $ 18,658
  Supermarket Division       1993      $250,000      $ 122,089          $6,497         Class B         0         $ 24,714
David M. Redden,
  President & Chief          1995      $250,000      $       0          $2,628         Class B      10,500       $  9,086
  Operating Officer,         1994      $231,731      $       0          $1,873         Class B         0         $ 13,101
  Village Pantry Division    1993      $200,000      $  35,000          $1,653         Class B         0         $ 10,771
William L. Marsh,
  Director; Vice
  President -- General       1995      $210,000      $       0          $2,283         Class B       7,500       $ 44,434
  Manager, Property          1994      $204,808      $       0          $2,443         Class B         0         $  7,301
  Management                 1993      $190,000      $  28,500          $2,156         Class B         0         $  7,238

- ---------------

(a) Includes salary earned in 53rd week of fiscal year 1994.
(b) Performance-based awards under the Management Incentive Plan or, with respect to D. E. Marsh, C. A. Marsh and R. R. Walicki, added incentive payments in fiscal years 1994 and 1995 authorized by the Committee.
(c) Represents reimbursement for income taxes applicable to premiums paid under the Executive Life Insurance Plan.
(d) Perquisites or other personal benefits, securities or property received did not exceed the lesser of $50,000 or 10% of salary and bonus, except for W.
    L. Marsh, who received property valued at $32,012 upon expiration of a vehicle lease.
(e) Includes for fiscal year 1995: (i) Executive Life Insurance Plan premiums of $13,812, $8,166, $10,272, $4,256 and $3,697, respectively; (ii) Supplemental
    Long-Term Disability Plan premiums of $10,180, $5,503, $6,816, $2,376 and $3,303, respectively; and (iii) contributions to the Corporation's 401(k) plan in the amount of $2,573, $2,339, and $2,454 for C. A. Marsh, R. R. Walicki and D. M. Redden, respectively.

OPTIONS/SAR GRANTS TABLE

     The following table provides information as to options granted to the Named Officers during fiscal year 1995. No separate SARs were granted during fiscal year 1995.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                             INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                                         ---------------------------------------------------------      VALUE AT ASSUMED
                                          NUMBER OF                                                     ANNUAL RATES OF
                                          SECURITIES      % OF TOTAL                                      STOCK PRICE
                                          UNDERLYING     OPTIONS/SARS                                   APPRECIATION FOR
                                         OPTIONS/SARS     GRANTED TO     EXERCISE OR                      OPTION TERM
                                           GRANTED       EMPLOYEES IN    BASE PRICE     EXPIRATION    --------------------
                  NAME                      (#)(1)       FISCAL YEAR       ($/SH)          DATE        5%($)       10%($)
- ---------------------------------------- ------------    ------------    -----------    ----------    --------    --------
Don E. Marsh............................    24,000           18.16%         $9.50         6/6/04      $371,387    $591,373
C. Alan Marsh...........................    12,000            9.08%         $9.50         6/6/04      $185,694    $295,687
Ronald R. Walicki.......................    11,500            8.71%         $9.50         6/6/04      $177,957    $283,366
David M. Redden.........................    10,500            7.95%         $9.50         6/6/04      $162,482    $258,726
William L. Marsh........................     7,500            5.68%         $9.50         6/6/04      $116,059    $184,804

- ---------------

(1) Options were granted on June 6, 1994 and vest equally over 4 years. There are no criteria for vesting other than continued employment through the vesting dates and no other material terms of the options except as disclosed in the Change of Control Provisions paragraph under the SUMMARY OF MATERIAL PROVISIONS OF THE PLAN section of the discussion of Proposal 2.

OPTIONS/SAR EXERCISES AND FISCAL YEAR END VALUES TABLE

     The following table sets forth information with respect to the exercise of options and SARs during, and the unexercised options and SARs held at the end of, the fiscal year ended April 1, 1995, by the Named Officers. No SARs were granted during the fiscal year 1995. No options were exercised during fiscal year 1995.

    AGGREGATE OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                            OPTION/SAR VALUES TABLE


                                                        NUMBER OF SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS/SARS AT          IN-THE-MONEY OPTIONS/SARS
                                                                FISCAL YEAR END                AT FISCAL YEAR END($)(A)
                                                        -------------------------------     -------------------------------
                     NAME                       CLASS   EXERCISABLE       UNEXERCISABLE     EXERCISABLE       UNEXERCISABLE
- ----------------------------------------------  -----   -----------       -------------     -----------       -------------
Don E. Marsh..................................    A        35,250                  0          $94,500              $ 0
                                                  B        57,000             31,250          $77,700              $ 0

C. Alan Marsh.................................    A        20,525                  0          $58,219              $ 0
                                                  B        32,450             15,975          $47,869              $ 0

Ronald R. Walicki.............................    A        17,350                  0          $48,938              $ 0
                                                  B        27,775             14,975          $40,235              $ 0

David M. Redden...............................    A         8,325                  0          $22,780              $ 0
                                                  B        17,025             13,400          $18,731              $ 0

William L. Marsh..............................    A        11,725                  0          $31,219              $ 0
                                                  B        18,925              9,900          $25,669              $ 0


- ---------------

(a) Value of unexercised options based on fiscal year end per share price of $11.25 for Class A Common Stock and $9.25 for Class B Common Stock.

RETIREMENT PLANS

     The following table illustrates the estimated annual pension benefits under the Employees' Pension Plan of Marsh Supermarkets, Inc. and Subsidiaries (taking Social Security benefits into account, but without regard to any survivorship benefit to an eligible spouse) (the "Pension Plan") payable for a single straight life annuity upon normal retirement age at the compensation levels and years of benefit service shown, as well as under the supplemental retirement plan which provides benefits that would otherwise be denied to participants by reason of certain Code limitations on qualified plan benefits.

                      ESTIMATED RETIREMENT BENEFITS TABLE

AVERAGE ANNUAL
 COMPENSATION         ESTIMATED ANNUAL RETIREMENT
 DURING LAST   BENEFITS AT VARIOUS YEARS OF BENEFIT SERVICE
  4 YEARS OF   --------------------------------------------
   SERVICE         10 YEARS     20 YEARS     30 YEARS
- --------------     --------     --------     --------
   $200,000        $ 85,612     $ 85,612     $ 85,612
    280,000         125,612      125,612      125,612
    360,000         165,612      165,612      165,612
    440,000         205,612      205,612      205,612
    520,000         245,612      245,612      245,612
    600,000         285,612      285,612      285,612
    680,000         325,612      325,612      325,612
    760,000         365,612      365,612      365,612

     Under the Pension Plan, monthly retirement benefits are computed on the basis of highest average monthly earnings during any 48 consecutive months of the last 120 months preceding retirement. The compensation covered by the Pension Plan includes all monthly earnings, but excludes amounts paid under the Management Incentive Plan or similar plans prior to January 1, 1985. Benefits payable under the supplemental plan exclude the sum of benefits payable under
(i) the Pension Plan, (ii) Social Security, and (iii) any other qualified defined benefit plan of any prior employer.

     As of April 1, 1995, Don E. Marsh, C. Alan Marsh, Ronald R. Walicki, David
M. Redden and William L. Marsh had 37, 30, 31, 25 and 29 years of benefit service, respectively. Assuming that the Named Officers continue in their present positions at their current salaries until retirement at age 65, their estimated annual pensions under the Pension Plan and the supplemental retirement plan would be $269,175, $129,896, $144,601, $108,496 and $105,349, respectively.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Corporation has employment agreements with Don E. Marsh, C. Alan Marsh and William L. Marsh, which were amended and restated as of December 31, 1992, for terms of three years each, subject to termination or automatic extension as provided in the agreements. Under the agreements, the base annual salaries for Don E. Marsh, C. Alan Marsh and William L. Marsh are $440,000, $275,000 and $165,000, respectively, subject to periodic review and increase, but not decrease, by the Committee or the Board of Directors. The agreements also provide that, in the event of a "Change of Control" of the Corporation and the subsequent severance of employment, the employee shall receive severance pay in an amount equal to three times the sum of the employee's highest base salary during the last 12 months and the highest cash bonus during the last 24 months, together with certain other limited employee benefits, as described in the agreements. In addition, the Corporation has approved severance agreements with Ronald R. Walicki, David M. Redden and 11 other employees who, under such severance agreements, are entitled to certain payments in the event of a "Change of Control" of the Corporation and subsequent severance of employment as described in those agreements. The term of each severance agreement will be for three years, subject to earlier termination and automatic extension.

REPORT OF THE SALARY COMMITTEE OF THE BOARD OF DIRECTORS

  Compensation Philosophy

     The Salary Committee of the Board of Directors believes that the primary objective of the Corporation's executive compensation policies should be:

     - To attract and retain talented executives by providing compensation that is, overall, competitive with the compensation provided to executives at selected peer companies of comparable size and position in the retail or other businesses, as appropriate, while maintaining compensation within levels that are consistent with the Corporation's business plan, financial objectives and operating performance;

     - To provide appropriate incentives for executives to work toward the achievement of the Corporation's annual budgetary targets established in the Corporation's business plan; and

     - To align more closely the interests of executives with those of shareholders and the long-term interest of the Corporation by providing long-term incentive compensation in the form of stock options, restricted stock or other equity-based long-term incentive compensation.

     The Committee believes that the Corporation's executive compensation policies should be reviewed each year following the time when the financial results of the Corporation's prior fiscal year become available. The policies are reviewed in light of their consistency with the Corporation's financial performance, its business plan and its position within the retail industry, as well as the compensation policies of similar companies in the retail business. The compensation of individual executives is reviewed at least annually by the Committee in light of its executive compensation policies for that year.

     In reviewing the comparability of the Corporation's executive compensation policies, the Committee looks to executive compensation for other companies with businesses reasonably related to the Corporation's business, but may also consider factors which are unique to the Corporation. The Committee believes that for the current year and for the foreseeable future, the companies included in the retail industry are generally appropriate for comparison, particularly after taking into account differences in size and factors which might affect limited segments of such industry. The Committee will continue to review compensation information from the performance peer group and may supplement such information with data from other organizations in the industry or geographic area in which the Corporation operates.

     The Committee believes that, in addition to corporate performance and specific business unit performance, it is appropriate to consider, in setting and reviewing executive compensation, the personal contributions a particular individual may make to the success of the corporate enterprise. This includes quantitative measures against objectives as well as qualitative factors such as leadership skills, planning initiatives, development and morale skills, public affairs and civic involvement. No relative weight is assigned to these qualitative factors, which are applied subjectively by the Committee.

     The Committee believes that the above philosophy furthers the shareholders' interest since a significant part of executive compensation is based on obtaining results that are beneficial to all shareholders. At the same time, the Committee believes the philosophy encourages responsible management of the Corporation in the short term. The Committee regularly reviews its philosophy so that the overall philosophy is as effective as practicable in furthering shareholder interest. The Committee bases its review on the experience of its members, on information requested from management, and on discussions with and information compiled by independent compensation consultants.

COMPENSATION OF EXECUTIVES OTHER THAN THE CHIEF EXECUTIVE OFFICER

     The Committee believes that the compensation of executive officers (other than the Chief Executive Officer) for fiscal year 1995 should be comprised of base compensation, annual incentive compensation and long-term incentive compensation and has applied the policies described herein as set forth below.

          Base Compensation. Base compensation for executive officers of the Corporation is currently set at approximately the fiftieth to seventy-fifth percentile of the base compensation of executive officers with similar responsibilities at other selected peer group companies included in the performance graph. These compensation levels have enabled the Corporation to attract and retain talented executives while keeping compensation in line with the financial objectives of the Corporation. Accordingly, the Committee believes that the current policy concerning base compensation should be continued. In determining whether an increase in base compensation was appropriate for fiscal year 1995, the Committee reviewed the salary ranges recommended by management and consulted with the Chief Executive Officer. The Committee subjectively determined on the basis of discussions with the Chief Executive Officer and its experience in business generally and with the Corporation specifically the levels of base compensation it deemed appropriate for each executive officer after taking into consideration their respective contributions and external non-controllable market conditions. As a result of this analysis, the base salaries of executive officers (other than the Chief Executive Officer) remained the same during fiscal year 1995, except for a 5% increase in connection with a promotion.

          Annual Incentive Compensation. The Committee believes that compensation should be in part directly linked to operating performance. To achieve this link with regard to short-term performance, the Committee has relied on cash bonuses. Generally, bonuses have been awarded under the Management Incentive Plan under which cash awards equal to a percentage of a fiscal year base salary can be granted to officers and key employees based on the extent to which actual earnings of the Corporation during a fiscal year are 80% or more of the earnings target approved by the Committee for such fiscal year. The amount of any award varies with level of responsibility and the percentage of actual earnings to target earnings, with a maximum bonus predicated on 150% of the target bonus percentage for each responsibility level. The Committee also has awarded periodically discretionary bonuses to officers and other employees based on recommendations from management and consultations with the Chief Executive Officer. Based on discussions with the Chief Executive Officer and the members' experience in business generally, the Committee determined subjectively the amount of each such bonus after taking into consideration the employee's past and potential for future contributions to the Corporation. During fiscal year 1995, no bonuses were awarded under the Management Incentive Plan, but discretionary bonuses aggregating $47,115 were awarded to executive officers other than the Chief Executive Officer.

          Long-Term Incentive Compensation. Stock options are currently the principal vehicle for payment of long-term incentive compensation. The Committee believes that an integral part of the Corporation's executive compensation policies is equity-based compensation plans which encourage and create ownership of the Corporation's stock by its executives, thereby aligning executives' long-term interests with those of the shareholders. These long-term incentive programs are principally reflected in the Marsh

     Equity Ownership Plan, the 1987 Stock Option Plan and the 1991 Plan. The Committee believes that significant stock ownership is a major incentive in building shareholder value and reviews awards of options with that goal in mind.

          The Corporation has no set policy as to when stock options should be awarded, although historically stock options generally have been awarded during or near the period between the end of the fiscal year and the next succeeding annual meeting of shareholders. The Committee believes that the Corporation should make it a part of its regular executive compensation policies to grant periodic awards of stock options to executive officers and other key employees as part of the compensation package that is reviewed annually for each executive officer. This grant should be made within guidelines established at the time of the annual review. The Committee's policy is that the material terms of stock options should not be amended after grant and that the Committee should take into account the number of shares and options held by each executive officer. During fiscal 1995, the Committee authorized grants under the 1991 Plan to officers and other key employees, other than the Chief Executive Officer, of options to purchase an aggregate of 104,300 shares of Class B Common Stock at an exercise price of $9.50 per share, the per share closing price on the date of the grants.

          The Committee believes that greater reliance can be placed on long-term incentive compensation, with a view to setting the overall values of the Corporation's compensation package for executive officers at approximately the 50th to 75th percentile of total compensation packages for executives of the selected peer group companies if the Corporation achieves the annual earnings target, with maximum total compensation at the 75th to 90th percentile. The long-term awards may be composed of vehicles in addition to stock options, such as restricted stock, phantom stock, or stock appreciation rights, still keeping within the target and maximum total compensation levels.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Committee believes that the compensation package for the Chief Executive Officer is consistent with its general policies concerning executive compensation and is appropriate in light of the Corporation's financial objectives and performance. Awards of long-term incentive compensation to the Chief Executive Officer are considered concurrently with awards to other executive officers and follow the same general policies as such other long-term incentive awards.

     1995 Compensation of the Chief Executive Officer. In setting the salary and incentive compensation levels of the Chief Executive Officer for fiscal year 1995, the Committee reviewed his performance in moving the Corporation towards its desired strategic direction. Although these strategic moves in conjunction with competitive conditions have caused earnings dilution in the short term, the Committee considered these strategic moves to be in the best long term interests of the Corporation and its shareholders. Based on these factors, and considering the leadership skills and individual efforts of the Chief Executive Officer in guiding overall performance in light of significant past and future competitive changes, as well as recognizing his continuing active leadership role in local, state, and industry matters, the Committee awarded the Chief Executive Officer a cash bonus of $75,000 and options for 24,000 shares of Class B Common Stock at an exercise price of $9.50 per share, which the Committee determined on a subjective basis to be appropriate considering the contributions of the Chief Executive Officer and the performance of the Corporation. The Committee did not award any increase in base compensation.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Code, enacted as a part of OBRA, generally disallows a tax deduction to public companies for compensation paid to any executive officer in excess of $1,000,000 annually. Under proposed IRS regulations, qualifying performance-based compensation is excluded from the calculation of the deduction limit if certain requirements are met. Because the regulations have not been finalized and none of the Corporation's executive officers are compensated in excess of the deduction limitation, the Committee has not determined whether it will approve any compensation arrangements that will cause the deduction limit to be exceeded in the future.

                                Stephen M. Huse, Chairman
                                Jack E. Buckles
                                James K. Risk, III

                               PERFORMANCE GRAPH

             MARSH SUPERMARKETS, INC., RUSSELL 2000, AND PEER GROUP
                 COMPARISON OF TOTAL RETURN TO SHAREHOLDERS(1)


      MEASUREMENT PERIOD         MARSH SUPERMARKETS, INC.         MARSH SUPERMARKETS, INC.   RUSSELL          PEER
    (FISCAL YEAR COVERED)             (CLASS A)(3)                     (CLASS B)(3)          2000(3)        GROUP(2)(3)
1990                                      100                             100                  100              100
1991                                      112                             112                  124              110
1992                                       96                              98                  118              121
1993                                       78                              70                  112              137
1994                                       58                              63                  102              136
1995                                       62                              58                  109              151

(1) Assumes $100 investment on March 31, 1990 in Marsh Supermarkets, Inc., Russell 2000, and Peer Group. Total returns are calculated on dividends reinvested basis. Indices are weighted by market capitalization. Total returns for Marsh Supermarkets, Inc. include returns on Marsh Supermarkets, Inc. Common Stock prior to the recapitalization in May 1991 creating the Class A Common Stock and Class B Common Stock.
(2) Peer Group comprised of the following companies:

    Bruno's Inc.                               Quality Food Centers Inc.
    Casey's General Stores, Inc.               Riser Foods, Inc. (Class A)
    Delchamps, Inc.                            Seaway Food Town, Inc.
    Eagle Food Centers, Inc.                   Smith's Food and Drug Centers, Inc.
    Foodarama Supermarkets, Inc.               Stop and Shop Companies, Inc.*
    Giant Foods, Inc.                          Uni-Marts, Inc. (Class A)
    Hannaford Bros. Company                    Village Supermarkets, Inc.
    Ingles Markets Inc.                        The Vons Companies, Inc.
    The Penn Traffic Company                   Weis Markets, Inc.

     * Five years of data were not available. Includes three years of data for Stop and Shop.

(3) Data for Marsh Supermarkets, Inc., Peer Group and Russell 2000 was provided by D.F. King & Co., Inc.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors, and persons who own more than 10% of the outstanding shares of a registered class of a corporation's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the corporation with copies of all Section 16(a) forms they file.

     Based solely on a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Corporation, the Corporation believes that, except for the Form 5 of P. Lawrence Butt for fiscal year 1994, which was filed four days late with respect to shares actuarially allocated under the Marsh Equity Ownership Plan at the end of the immediately preceding calendar year, its executive officers, directors, and greater than 10% beneficial owners complied with all applicable filing requirements of Section 16(a) during fiscal year 1995.

                              INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee, the firm of Ernst & Young LLP, which audited the Corporation's financial statements for the past fiscal year, has been appointed by the Board of Directors as the Corporation's independent auditors to audit the consolidated financial statements for the fiscal year to end March 30, 1996. A representative of Ernst & Young LLP will be present at the Annual Meeting, and will have an opportunity to make a statement and respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors is not aware presently of any matters to be presented at the Annual Meeting other than the election of directors and the proposal to amend the 1991 Plan. If, however, other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment on such matters. Shareholder proposals, intended to be included in the proxy material relating to the Annual Meeting of Shareholders to be held August 6, 1996, must be received by the Corporation not later than February 23, 1996. Such proposals should be addressed to the Corporate Secretary.

                                          By order of the Board of Directors

                                          MARSH SUPERMARKETS, INC.

                                          By: P. Lawrence Butt
                                              ---------------------------
                                              P. Lawrence Butt, Secretary

Indianapolis, Indiana
June 22, 1995

                                                                       EXHIBIT A

                                   AMENDMENT
                                       TO
                       1991 EMPLOYEE STOCK INCENTIVE PLAN

     The 1991 Employee Stock Incentive Plan, as amended and restated through August 4, 1992 (the "1991 Plan"), is hereby amended as follows:

     1. The first paragraph of Section 3 of the 1991 Plan is hereby amended to read as follows in its entirety:

          "The aggregate number of shares of Stock reserved and available for distribution under the Plan shall not exceed 750,000 shares. Any number of Class A Common Stock or Class B Common Stock may be awarded so long as the total shares of Stock awarded does not exceed 750,000 shares. Notwithstanding the foregoing, after August 1, 1995, no officer or key employee shall be eligible to receive awards relative to shares of Stock which exceed 10% of the shares reserved for issuance under the Plan in any fiscal year or 20% of the shares reserved for issuance under the Plan in the aggregate granted after August 1, 1995."

     2. The third paragraph of Section 3 of the 1991 Plan is hereby amended by adding the following sentence to the end of such paragraph:

          "The maximum number of shares that may be awarded to any participant under this Section 3 of the Plan will be adjusted in the same manner as the number of shares subject to outstanding Options."

     3. This amendment shall become effective upon its approval by the shareholders of the Corporation.

                                                                     APPENDIX A

                            MARSH SUPERMARKETS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints James K. Risk, III, William L. Marsh and Stephen M. Huse, or any one of them, as proxies, each with the power of substitution, and authorizes them to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. held of record by the undersigned on June 5, 1995, at the Annual Meeting of Shareholders to be held August 1, 1995, and at any adjournment thereof.

    1. The election of three (3) directors. NOMINEES ARE: Jack E. Buckles, K. Clay Smith and Garnet R. Marsh for terms of three years each.

        / / FOR ALL NOMINEES LISTED ABOVE                       / / WITHHOLD AUTHORITY TO VOTE
            EXCEPT THOSE WHOSE NAMES ARE                            ALL NOMINEES
            WRITTEN BELOW

- -------------------------------------------------------

    2. To approve an amendment to the 1991 Employee Stock Incentive Plan.

       / / FOR               / / AGAINST               / / ABSTAIN

    3. In their discretion with respect to such other business as may properly come before the meeting.

(PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN THIS PROXY IN THE ACCOMPANYING
                               ENVELOPE PROMPTLY)




    UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1991 EMPLOYEE STOCK INCENTIVE PLAN.

    Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 22, 1995, and the 1995 Annual Report to Shareholders is hereby acknowledged.

    Please sign exactly as your name(s) appear hereon. If shares are owned jointly, all owners should sign. If signing as attorney, executor, administrator, trustee, guardian, corporate officer or other representative capacity, please indicate your full title as such.

                                         Dated:___________________________, 1995


                                         Signature______________________________


                                         Signature______________________________

                                                                     APPENDIX B

                            MARSH SUPERMARKETS, INC.
                          MARSH EQUITY OWNERSHIP PLAN
     THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby authorizes the Trustee of the Marsh Equity Ownership Plan ("Plan") to appoint James K. Risk, III, William L. Marsh and Stephen M. Huse, or any one of them, as attorneys-in-fact and proxies, each with the power of substitution, and authorizes such persons to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. credited to the undersigned's account in the Plan as of June 5, 1995, at the Annual Meeting of Shareholders to be held August 1, 1995, and at any adjournment thereof.

    1. The election of three (3) directors. NOMINEES ARE: Jack E. Buckles, K. Clay Smith and Garnet R. Marsh for terms of three years each.

        / / FOR ALL NOMINEES LISTED ABOVE                       / / WITHHOLD AUTHORITY TO VOTE
            EXCEPT THOSE WHOSE NAMES ARE                            ALL NOMINEES
            WRITTEN BELOW

- -------------------------------------------------------

    2. To approve an amendment to the 1991 Employee Stock Incentive Plan.

       / / FOR               / / AGAINST               / / ABSTAIN

    3. In their discretion with respect to such other business as may properly come before the meeting.

 (PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN THIS INSTRUCTION CARD IN THE
                        ACCOMPANYING ENVELOPE PROMPTLY)




    UNLESS OTHERWISE SPECIFIED, THIS INSTRUCTION CARD WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1991 EMPLOYEE STOCK INCENTIVE PLAN.

    Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 22, 1995, and the 1995 Annual Report to Shareholders is hereby acknowledged.

    Please sign exactly as your name(s) appear below.

                                       Dated:_____________________________, 1995


                                       Signature________________________________


                                       Signature________________________________

                                                                     APPENDIX C

                            MARSH SUPERMARKETS, INC.
                                   401-K PLAN
     THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby authorizes the Trustee of the Marsh Supermarkets, Inc. 401-K Plan ("Plan") to appoint James K. Risk, III, William L. Marsh and Stephen M. Huse, or any one of them, as attorneys-in-fact and proxies, each with the power of substitution, and authorizes such persons to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. credited to the undersigned's account in the Plan as of June 5, 1995, at the Annual Meeting of Shareholders to be held August 1, 1995, and at any adjournment thereof.

    1. The election of three (3) directors. NOMINEES ARE: Jack E. Buckles, K. Clay Smith and Garnet R. Marsh for terms of three years each.

        / / FOR ALL NOMINEES LISTED ABOVE                       / / WITHHOLD AUTHORITY TO VOTE
            EXCEPT THOSE WHOSE NAMES ARE                            ALL NOMINEES
            WRITTEN BELOW

- -------------------------------------------------------

    2. To approve an amendment to the 1991 Employee Stock Incentive Plan.

       / / FOR               / / AGAINST               / / ABSTAIN

    3. In their discretion with respect to such other business as may properly come before the meeting.

 (PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN THIS INSTRUCTION CARD IN THE
                        ACCOMPANYING ENVELOPE PROMPTLY)




    UNLESS OTHERWISE SPECIFIED, THIS INSTRUCTION CARD WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1991 EMPLOYEE STOCK INCENTIVE PLAN.

    Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 22, 1995, and the 1995 Annual Report to Shareholders is hereby acknowledged.

    Please sign exactly as your name(s) appear below.

                                             Dated:_______________________, 1995


                                             Signature__________________________


                                             Signature__________________________